PROMISSORY NOTE


     FOR VALUE RECEIVED, the undersigned DONALD F. McHALE and Janie D. Cramer-McHALE hereby promises to pay to the order of DERMA SCIENCES, INC. the sum of TWENTY EIGHT THOUSAND DOLLARS ($28,000.00), together with interest at the annual percentage rate of 9.00% until paid by their IRS TAX REFUND (see attachment one)(which has been validated by Ernst & Young LLP that it is being processed as stated) or ON DEMAND.


                               /s/ Donald F. McHale
                                   ----------------
                                   Donald F. McHale

                              /s/ Janie D. Cramer-McHale
                                  ----------------------
                                  Janie D. Cramer-McHale
Dated:  May 12th, 1995



                                    GUARANTY


     FOR VALUE RECEIVED, the undersigned Mary G. Clark hereby guarantees full payment of the within Promissory Note in accordance with its terms.


                                /s/ Mary G. Clark
                                    -------------
                                    Mary G. Clark
Dated:  May 12th, 1995